John Hancock Strategic Income Fund (the fund)
Supplement dated 6—5—12 to the current Class R1, Class R3, Class R4 and Class R5 shares Prospectus
In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated by the following:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R1	Class R3	Class R4	Class R5
Maximum front-end sales charge (load) on purchases as a % of purchase price	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R1	Class R3	Class R4	Class R5
Management fee	0.34	0.34	0.34	0.34

Distribution and service (12b-1) fees	0.50	0.50	0.15[1]	0.00

Other expenses[2]	0.29	0.22	0.20	0.18

Service plan fee	0.22	0.09	0.08	0.05

Additional expenses	0.07	0.13	0.12	0.13

Total annual fund operating expenses	1.13	1.06	0.69	0.52

1	The fund’s distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2013, unless renewed by mutual agreement of the fund and the distributor, based upon a determination that this is appropriate under the circumstances at the time. Excluding this waiver would result in a 12b-1 fee of 0.25%.
2	“Other expenses” have been restated to reflect current transfer agency and service fees.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R3	Class R4	Class R5
1 Year	115	108	70	53

3 Years	359	337	242	167

5 Years	622	585	429	291

10 Years	1,375	1,294	969	653

In the “Your account — Class cost structure” section, the bullet point relating to the distribution and service (Rule 12b-1) fees for Class R4 shares is amended and restated as follows:

     Class R4
•	Distribution and service (Rule 12b-1) fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%, however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2013)
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Strategic Income Fund
Supplement dated 6-5-12 to the current Prospectuses
Effective as of June 29, 2012, John Hancock Strategic Income Fund is changing its name to John Hancock Income Fund. All references to John Hancock Strategic Income Fund will be changed on June 29, 2012 to reflect the Fund’s new name.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Strategic Income Fund
Supplement dated 6-5-12 to the current Statement of Additional Information
Effective as of June 29, 2012, John Hancock Strategic Income Fund is changing its name to John Hancock Income Fund. All references to John Hancock Strategic Income Fund will be changed on June 29, 2012 to reflect the Fund’s new name.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.

Supplement dated 6-5-12 to the current Statement of Additional Information (“SAI”) for
John Hancock Strategic Income Fund
a series of John Hancock Strategic Series
In the “Distribution Contracts” section, the first paragraph under the “Distribution Plans” subsection is amended and restated as follows:
Distribution Plans. The Board has adopted distribution plans with respect to Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares of the Fund (the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plans, the Fund may pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, 0.50% for Class R1 and Class R3 shares, 0.25% for Class R4 shares, and 0.00% for Class R5 shares, of the Fund’s average daily net assets attributable to shares of that class. The Fund’s Distributor has contractually agreed to limit the distribution and service fees for Class R4 shares of the Fund to 0.15% of the average daily net assets of Class R4 shares of the Fund until September 30, 2013. However, the service fee will not exceed 0.25% of the Fund’s average daily net assets attributable to each class of shares.
In the “Sales Compensation” section, the second paragraph under the “Annual Compensation” sub-section is amended and restated as follows:
For Class R1 and Class R3 shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. For Class R4 shares of the Fund, beginning with the first year that an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of up to 0.25% of its average daily net assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares is limited to 0.15% of the average daily net assets of the Fund’s Class R4 shares until September 30, 2013. These service and distribution fees are paid monthly in arrears.
Also, in the “Sales Compensation” section, the chart detailing first year sales compensation is amended and restated as follows:
First Year Broker or Other Selling Firm Compensation

	Investor pays		Selling Firm
	sales charge	Selling Firm	receives
	(% of offering	receives	Rule 12b-1	Total Selling Firm
	price) (1)	commission (2)	service fee (3)	compensation (4)(5)
Class A investments
Up to $99,999	4.50%	3.76%	0.25%	4.00%
$100,000 - $249,999	3.75%	3.01%	0.25%	3.25%
$250,000 - $499,999	2.75%	2.06%	0.25%	2.30%
$500,000 - $999,999	2.00%	1.51%	0.25%	1.75%

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	Investor pays		Selling Firm
	sales charge	Selling Firm	receives
	(% of offering	receives	Rule 12b-1	Total Selling Firm
	price) (1)	commission (2)	service fee (3)	compensation (4)(5)
Investments of Class A shares of $1 million or more

First $1M — $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Investments of Class A shares by certain Retirement Plans (6)

First $1 - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Class B investments

All amounts	—	3.75%	0.25%	4.00%

Class C investments

All amounts	—	0.75%	0.25%	1.00%

Class I investments

All amounts	—	0.00%	0.00%	0.00	%(7)

Class R1 investments(8)

All amounts	—	0.00%	0.50%	0.50%

Class R3 investments(8)

All amounts	—	0.00%	0.50%	0.50%

Class R4 investments(8)

All amounts	—	0.00%	0.15%	0.15%

Class R5 investments

All amounts	—	0.00%	0.00%	0.00%

Class R6 investments

All amounts	—	0.00%	0.00%	0.00%

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(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the sales charge.

(3)	For Class A, B and C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with the Distributor, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds. Monthly payments are made in arrears.

(4)	Selling Firm commission and Rule 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.

(7)	The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

(8)	For purchases of Class R1, Class R3 and Class R4, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Contracts” for description of Class R1, Class R3, Class R4 and Class R5 Service Plan charges and payments.
You should read this Supplement in conjunction with the SAI and retain it for future reference.

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